                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement              / / Confidential, for Use of the
/ / Definitive Proxy Statement                   Commission Only
/ / Definitive Additional Materials              (as permitted by Rule
/ / Soliciting Material Pursuant to              14a-6(e)(2))
    Rule 14a-11(c) or Rule 14a-12

                                     EXX INC
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

------------------------------------------------------------------------------

    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTIONS APPLIES:

------------------------------------------------------------------------------

    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

------------------------------------------------------------------------------

    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

------------------------------------------------------------------------------

    (5) TOTAL FEE PAID:

------------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

------------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

------------------------------------------------------------------------------

    (3) Filing Party:

------------------------------------------------------------------------------

    (4) Date Filed:

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

                                   EXX INC
                                  SUITE 689
                           1350 EAST FLAMINGO ROAD
                           LAS VEGAS, NEVADA 89119
                              _________________



                               January __, 2000



Dear Fellow Stockholders:

      You are cordially invited to attend the Special Meeting of Stockholders to be held at the office of Henry Gordy International, Inc. at 900 North Avenue, Plainfield, New Jersey at 3:00 p.m. (local time) on Monday, February 14, 2000. At the Special Meeting, you will be asked to vote on a proposal to amend the Articles of Incorporation, as amended, of the Company to authorize the Board of Directors to declare and pay stock dividends of one class or series of stock with shares of the same class or series, or any other class or series of stock.

      The Board of Directors have unanimously approved the proposal to amend the Articles of Incorporation and have recommended that the stockholders vote "FOR" the proposal. The members of the Board of Directors, who, in the aggregate, hold 49.35% of the Class A Common Stock and 50.34% of the Class B Common Stock, have announced their intention to vote in favor of the proposal. Therefore, it is anticipated that the proposal will be approved by a majority of the shares entitled to vote on the proposal.

      Upon approval of the proposal by the stockholders, the Company will instruct its transfer agent to issue the dividend shares called for in the previously announced stock dividend of four shares of Class A Common Stock for each share of Class A Common Stock and four shares of Class A Common Stock for each share of Class B Common Stock. The Company and the transfer agent will make every effort to have the dividend shares issued as quickly as possible.

      We cordially invite you to attend the Special Meeting. Whether you plan to attend or not, we urge you to date, sign and return the enclosed proxy in the envelope provided so that your vote counts. If you do attend the Special Meeting, you can still vote in person at the meeting, or allow your proxy to stand. Either way, the Board of Directors recommends that you vote "FOR" this proposal.


                                    Sincerely,

                                    DAVID A. SEGAL
                                    Chairman

                                   EXX INC
                                  SUITE 689
                           1350 EAST FLAMINGO ROAD
                           LAS VEGAS, NEVADA 89119
                              _________________


                         NOTICE OF SPECIAL MEETING OF
                       CLASS A AND CLASS B STOCKHOLDERS
                         TO BE HELD FEBRUARY 14, 2000
                              _________________


To the Stockholders:

      The Special Meeting of Stockholders of EXX Inc (the "Company") will be held at the office of Henry Gordy International, Inc. at 900 North Avenue, Plainfield, New Jersey at 3:00 p.m. (local time) on Monday, February 14, 2000 for the following purposes:

      (1) To consider and act upon the approval of an amendment to Article 3 of EXX Inc's Articles of Incorporation, as amended, to authorize that the shares of one class or series of stock may be issued as a stock dividend in respect of shares of another class or series of stock; and

      (2) To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on January 24, 2000, as the record date for the determination of the holders of Class A and Class B stock entitled to notice of and to vote at the meeting and at any adjournments thereof.

      A form of proxy and the Proxy Statement respecting the meeting are enclosed and are hereby made a part of this Notice.

      You are cordially invited to attend the meeting in person. Whether or not you plan to attend, you are urged to promptly MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) in the accompanying envelope. Return of your Proxy will not deprive you of your right to vote your shares in person at the meeting.

                                    By Order of the Board of Directors

                                    David A. Segal
                                    Chairman of the Board and
                                    Chief Executive Officer

Las Vegas, Nevada
January __, 2000

                                   EXX INC
                                  SUITE 689
                           1350 EAST FLAMINGO ROAD
                           LAS VEGAS, NEVADA 89119
                                (702) 598-3223

                               PROXY STATEMENT
                              _________________

             SPECIAL MEETING OF CLASS A AND CLASS B STOCKHOLDERS
                             ON FEBRUARY 14, 2000
                               ________________

                    SOLICITATION AND REVOCATION OF PROXIES

      This Proxy Statement and the accompanying form of proxy are being furnished to the stockholders of EXX INC (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company with respect to the Company's Special Meeting of Stockholders to be held at 3:00 p.m. (local time) on Monday, February 14, 2000 at 900 North Avenue, Plainfield, New Jersey, and any adjournments of said meeting for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.

      Your proxy is being solicited by the Board of Directors of the Company (the "Board of Directors"). This proxy may be revoked at any time before it is voted by filing a written notice of revocation or a later-dated proxy with the Secretary of the Company at the principal offices of the Company or by attending the Special Meeting and voting the shares in person. Attendance alone at the Special Meeting will not of itself revoke a proxy. Proxies that are properly executed, timely received and not revoked will be voted in the manner indicated thereon at the Special Meeting and any adjournment thereof.

      This Proxy Statement, the Notice of Special Meeting and the accompanying proxy were first mailed to the stockholders of the Company on or about
January __, 2000. The Company will bear the entire expense of soliciting proxies. Proxies will be solicited by mail initially. The directors, executive officers and employees of the Company also may solicit proxies personally or by telephone or other means, but such persons will not be specially compensated for such services. Certain holders of record, such as brokers, custodians and nominees, are being requested to distribute proxy materials to beneficial owners and will be reimbursed by the Company for their reasonable expenses incurred in sending proxy materials to beneficial owners.

                         VOTING SECURITIES AND QUORUM

      Only stockholders of record at the close of business on January 24, 2000 will be entitled to notice and to vote at the meeting and at any adjournments of the meeting. As of January 24, 2000, 1,912,159 shares of the Company's Class A Common Stock, par value $0.01 ("Class A Common Stock") and 624,953 shares of the Company's Class B Common Stock, par value $0.01 ("Class B Common Stock"), were outstanding (exclusive of Treasury Shares). No shares of the Company's preferred stock, par value $0.01, were outstanding. The holder of each outstanding share of Class A Common Stock and of Class B Common Stock is entitled to one vote on each matter to be acted upon at the Special Meeting. Shares subject to abstentions will be treated as shares that are present at the Special Meeting for purposes of determining the presence of a quorum and as voted for the purposes of determining the base number of shares voted on any of the proposals. If a broker or other nominee holder indicates on the proxy that it does not have discretionary authority to vote the shares it holds of record on a proposal, those shares will not be treated as present at the Special Meeting for purposes of determining the presence of a quorum and will not be considered as voted for purposes of determining the approval of the stockholders on a particular proposal.

                                REQUIRED VOTE

      The amendment of the Articles of Incorporation, as amended, of the Company (the "Articles of Incorporation") requires the affirmative vote of the holders of a majority of the outstanding shares of each of Class A Common Stock and of Class B Common Stock; therefore, abstentions and broker non-votes will have the effect of a vote against the amendment. Each duly executed proxy in the form enclosed will be voted FOR the proposed amendment to the Articles of Incorporation, unless otherwise directed in the proxy.


                              PROPOSAL TO AMEND
                  ARTICLE 3 OF THE ARTICLES OF INCORPORATION
                                OF THE COMPANY

      The Board of Directors has approved a proposal to amend Article 3 of the Articles of Incorporation to authorize that the shares of one class or series of stock may be issued as a stock dividend in respect of shares of another class or series of stock and has directed that the proposal be submitted to the vote of the stockholders at the Special Meeting.

      On December 3, 1999, the Board of Directors declared a dividend of four shares of Class A Common Stock for each share of Class A Common Stock and a dividend of four shares of Class A Common Stock for each share of Class B Common Stock. In order to effect this dividend, an amendment to the Articles of Incorporation is necessary. The Board of Directors believes the stock dividend is advisable because it is anticipated that this stock dividend will broaden the Company's shareholder base, creating a larger and more active market for the Company's shares. If the proposal is not approved, the Board of Directors will reconsider the proposed stock dividend and take such actions as it deems appropriate under the circumstances.

      Pursuant to Section 78.215.4 of the Nevada General Corporation Law, the shares of one class or series of stock of a Nevada corporation may be issued as a stock dividend in respect of shares of another class or series of stock only in the following circumstances: (1) the articles of incorporation so authorize; (2) a majority of the votes entitled to be cast by the class or series to be issued approve the issue; or (3) there are no outstanding shares of the class or series to be issued. Presently, the Articles of Incorporation do not specifically authorize the Board of Directors to declare such a stock dividend.

      The proposed amendment could result in increasing the number of shares that would have to be acquired by a party seeking to obtain control of the Company, but would not otherwise affect the legal rights of the stockholders of the outstanding shares of Class A Common Stock and Class B Common Stock. The declaration of a stock dividend whereby the shares of one class or series of stock are issued in respect of shares of another class or series of stock could be considered an anti-takeover measure because an increase in the number of shares of a class of common stock could be used by the Board of Directors to make a change in control of the Company more difficult. The Board of Directors' purpose in recommending this proposal is not as an anti-takeover measure, but for the reasons discussed above.

      Class A and Class B stockholders have no preemptive rights to acquire shares issued by the Company under its existing Articles of Incorporation, and stockholders would not acquire any such rights with respect to any stock dividends declared pursuant to the proposed amendment to the Articles of Incorporation. Under some circumstances, the declaration of such a stock dividend could dilute voting rights, equity and earnings per share of existing stockholders of a specific class. The declaration of a stock dividend would not otherwise affect the legal rights of the stockholders of the outstanding shares of either class of common stock.

      The Board of Directors believes that it is in the best interests of the Company and its stockholders to authorize that the shares of one class or series of stock may be issued as a stock dividend in respect of shares of another class or series of stock. The amendment will allow the Board of Directors to declare a stock dividend in the future without having to engage in a costly proxy solicitation.

      The complete text of the proposed amendment to the Articles of Incorporation is set forth in Annex A to this Proxy Statement.

      Adoption of the proposed amendment to Article 3 of the Articles of Incorporation will require the affirmative vote of the holders of a majority of the outstanding shares of common stock.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO ARTICLE 3 OF THE ARTICLES OF INCORPORATION.

               VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth information regarding the amount of each class of common stock beneficially owned, as of January 24, 2000, by each person who is a named executive officer, director or known by the Company to own beneficially more than 5% of either class of the Company's common stock, and all directors and executive officers of the Company as a group:

                                                                                   PERCENT OF OUTSTANDING
                                                  SHARES OF COMMON STOCK                COMMON STOCK
                                                    BENEFICIALLY OWNED               BENEFICIALLY OWNED
NAME AND ADDRESS OF BENEFICIAL OWNER            CLASS A           CLASS B           CLASS A       CLASS B
------------------------------------            -------           -------           -------       -------
WILLIAM HENRY ALLEN                                 --            40,600                --           6.5%
P.O. Box 113
Washington, Illinois 61571

JERRY FISHMAN                                      300               100             <F*>          <F*>
1350 Flamingo Rd., Suite 689
Las Vegas, Nevada  89119

NORMAN H. PERLMUTTER                               600               200             <F*>          <F*>
1350 Flamingo Rd., Suite 689
Las Vegas, Nevada  89119

FREDRIC REMINGTON                                  300               100             <F*>          <F*>
1350 Flamingo Rd., Suite 689
Las Vegas, Nevada  89119

DAVID A. SEGAL                               1,242,534<F1><F2>   414,178<F1><F2>     56.17%        57.13%
1350 Flamingo Rd., Suite 689
Las Vegas, Nevada  89119

All executive officers and                   1,243,734<F1><F2>   414,578<F1><F2>     56.22%        57.19%
directors of the Company
as a group (4 persons)

-------------------------

<F*>Less than 1/10 of 1%

<F1>  Includes 418,500 Class A Shares and 139,500 Class B shares owned by Mr. Segal as trustee for his children; Mr. Segal disclaims any beneficial interest in the shares held by him as trustee.

<F2>  Includes options to purchase 300,000 Class A shares and 100,000
      Class B shares.

      Mr. Segal who, disregarding any presently exercisable but unexercised options, beneficially owns 49.29% of Class A Common Stock and 50.27% of Class B Common Stock, has advised the Board of Directors that he intends to vote FOR approval of the proposed amendment to the Articles of Incorporation.

                                OTHER BUSINESS

      The Company's Board of Directors knows of no other matters which may come before the meeting. However, if any other business should come before the meeting, the proxies to which this statement relates will be voted on such matters in accordance with the best judgment of the person authorized therein.


           PROPOSALS OF SECURITY HOLDERS FOR THE ANNUAL MEETING OF
                            STOCKHOLDERS FOR 2000

      Any proposal by a stockholder of the Company intended to be presented at the next Annual Meeting of Stockholders must be received at the Company's Executive offices on or before March 1, 2000.


                                    By Order of the Board of Directors,



                                    David A. Segal
                                    Chairman of the Board and
                                    Chief Executive Officer

Las Vegas, Nevada
January __, 2000

                                                                      ANNEX A

                RESOLUTION TO AMEND ARTICLES OF INCORPORATION
                                      OF
                                   EXX INC

      The following amendment to the Articles of Incorporation of EXX Inc (the "Company") shall be put to a vote of the stockholders of the Company at the Special Meeting of Stockholders to be held February 14, 2000:

                     RESOLVED, that Article 3 of the Articles of
               Incorporation, as amended, of the Company shall be amended to read as follows<F*>:

                                ARTICLE THIRD
                                -------------

The total number of shares the corporation is authorized to issue is 31 million shares, par value $0.01 per share, 25 million shares of which are classified as Class A Common Stock, one million shares of which are classified as Class B Common Stock and 5 million shares of which are classified as Preferred Stock. All shares of Class A Common Stock and Class B Common Stock (collectively, "Common Stock") shall be identical and shall entitle the holders thereof to the same rights and privileges, except as otherwise provided in these Articles of Incorporation. THE BOARD OF DIRECTORS SHALL HAVE THE POWER TO DECLARE AND PAY A DIVIDEND ON ANY CLASS OR SERIES OF STOCK IN THE FORM OF SHARES OF THE SAME CLASS OR SERIES OR ANY OTHER CLASS OR SERIES OF STOCK.

      1.    Preferred Stock.  The Board of Directors shall
            ---------------
      have the power to designate the shares of Preferred Stock as being of one or more series, to issue the shares of Preferred Stock comprising any such series, to fix the terms, preferences, voting powers, restrictions and qualifications of any such series, and, without limiting the generality of the foregoing, to fix as to each such series:

            (i)     the number of shares constituting that
      series and the distinctive designation of that series;

            (ii) the dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

            (iii)   whether that series shall have
      conversion privileges, and if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

[FN]
----------------------------------
<F*> The amended language appears in bold type.

            (iv) whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

            (v) whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

            (vi) the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of their corporation, and the relative rights of priority, if any, of payment of shares of that series;

            (vii)   any other relative rights, preferences
      and limitations of that series.

      Dividends on outstanding shares of Preferred Stock shall be paid or declared and set apart for payment before any dividends shall be paid or declared and set apart for payment on shares of Common Stock with respect to the same dividend period.

      If upon any voluntary or involuntary liquidation, dissolution or winding up of the corporation, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

      2.    Common Stock.  (a) Except to the extent voting
            ------------
      power is granted or reserved to the holders of outstanding shares of Preferred Stock, if at all, and except to the extent set forth in paragraph 2(b) of this ARTICLE THIRD, below, with respect to all matters upon which the corporation's stockholders are entitled to vote or give consent each holder of outstanding shares of Class A Common Stock and each holder of outstanding shares of Class B Common Stock shall be entitled to vote thereon or grant or withhold their consent thereto, and with respect to matters upon which such holders are entitled to vote, they shall be entitled to cast one vote for each share of Class A Common Stock standing in each such holder's name and one vote for each share of Class B Common Stock standing in each such holder's name.

            (b) Notwithstanding the foregoing,

                    (i)  except to the extent power to elect
      Directors is granted or reserved to the holders of outstanding shares of Preferred Stock, if at all, the holders of outstanding shares of Class B Common Stock shall be entitled to separately vote upon as a class and elect a number of Directors equal to the number of Directors which comprises the entire Board of Directors multiplied by two-thirds and rounded up to the nearest whole number, and the holders of outstanding shares of Class A Common Stock shall be entitled to vote separately as a class and elect a number of Directors, which may be zero, equal to the entire Board of Directors less the number of Directors upon which the holders of outstanding shares of Class B Common Stock are entitled to separately vote as a class and elect; and

                    (ii) this ARTICLE THIRD shall not be
      amended except upon the affirmative vote of both holders of not less than one-half of the outstanding shares of Class B Common Stock and holders of not less than one-half of the outstanding shares of Class A Common Stock.

PROXY

                                   EXX INC
                          CLASS A STOCKHOLDER PROXY
            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
            THE COMPANY FOR THE SPECIAL MEETING FEBRUARY 14, 2000

The undersigned hereby constitutes and appoints David A. Segal his true and lawful agent and proxy, with full power of substitution, to represent the undersigned at the Special Meeting of Stockholders of EXX INC to be held at the office of Henry Gordy International, Inc. at 900 North Avenue, Plainfield, New Jersey, at 3:00 p.m. on Monday, February 14, 2000, and at any adjournments thereof, on all matters coming before said meeting, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for such meeting, receipt of which is hereby acknowledged.

1. APPROVAL OF AN AMENDMENT TO ARTICLE 3 OF THE COMPANY'S ARTICLES OF INCORPORATION.

            /  / FOR          /  / AGAINST      /  / ABSTAIN

2. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

            /  / FOR          /  / AGAINST      /  / ABSTAIN

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ADOPTION OF THE AMENDMENT TO ARTICLE 3 OF THE ARTICLES AS SET FORTH IN ITEM NO. 1 ABOVE.

DATED: _____________________________, 2000



                                      ________________________________________
                                                       Signature



                                      ________________________________________
                                              Signature, if held jointly

                                      Please sign exactly as name appears on
                                      this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, personal representative, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PROXY

                                   EXX INC
                          CLASS B STOCKHOLDER PROXY
            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
            THE COMPANY FOR THE SPECIAL MEETING FEBRUARY 14, 2000

The undersigned hereby constitutes and appoints David A. Segal his true and lawful agent and proxy, with full power of substitution, to represent the undersigned at the Special Meeting of Stockholders of EXX INC to be held at the office of Henry Gordy International, Inc. at 900 North Avenue, Plainfield, New Jersey, at 3:00 p.m. on Monday, February 14, 2000, and at any adjournments thereof, on all matters coming before said meeting, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for such meeting, receipt of which is hereby acknowledged.

1. APPROVAL OF AN AMENDMENT TO ARTICLE 3 OF THE COMPANY'S ARTICLES OF INCORPORATION.

            /  / FOR          /  / AGAINST      /  / ABSTAIN

2. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

            /  / FOR          /  / AGAINST      /  / ABSTAIN

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ADOPTION OF THE AMENDMENT TO ARTICLE 3 OF THE ARTICLES AS SET FORTH IN ITEM NO. 1 ABOVE.

DATED: _____________________________, 2000



                                      ________________________________________
                                                       Signature



                                      ________________________________________
                                              Signature, if held jointly

                                      Please sign exactly as name appears on
                                      this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, personal representative, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.